N
EWS
R
ELEASE

EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda

Contacts
Media:   Dane   Lopes   Investors: Jon   Levenson
Group Head of Marketing   &   Communications   Head of Investor   Relations
Everest Global   Services,   Inc.   Everest Global Services, Inc.
203.388.3977   908.604.3169

For Immediate Release

Everest Re Group Reports Fourth Quarter and Full Year

2020 Results:
Full Year

Net Income of $514 Million
15% Growth in Full Year

Gross Written Premium with Underlying Profit Improvement

11.4% Year

on Year

Growth in Book Value

Per Share Inclusive of Dividends

HAMILTON,

Bermuda

--

(BUSINESS

WIRE)

–

February

8,

2021

–

Everest

Re

Group,

Ltd.
(“Everest”

or the

“Company”)

today reported its 2020 fourth quarter and year end results.

Fourth Quarter 2020 Highlights
●

Net income of $64 million equal to $1.59 per share
●

Net operating loss of $(44) million, $(1.12) per common share
●

Gross written premium growth of 13%
●

Attritional combined ratio of 86.3%, a 4 point improvement year over year
●

Pre-tax net

catastrophe losses

of $70

million, Covid-19

Pandemic (“Pandemic”)

losses of
$76 million, and a prior year reserve strengthening of $400 million

Full Year

2020 Highlights
●

Net income of $514 million, $12.78 per diluted common share

●

Net operating income of $300 million, $7.46 per diluted common share
●

Growth in diluted book value per share of 11.4% inclusive of dividends
●

Gross written premium growth of 15%
●

Attritional combined ratio of 87.5%, ~ 1 point improvement year over year
●

2020 cash flow from operations of $2.9 billion

The

following

table

summarizes

the

Company’s

net

income

and

related

financial

metrics

and
provides

details

on

shareholders’

equity

and

book

value

per

share.

Net income and operating income Q4 Full Year Q4 Full Year
All values in USD millions except for per share amounts and percentages 2020 2020 2019 2019
Everest Re Group
Net income

63.6

514.2

217.6

1,009.5

Net operating income (loss)

(44.2)

300.1

130.8

872.4

Net income per diluted common share

1.59

12.78

5.32

24.70

Net operating income (loss) per diluted common share

(1.12)

7.46

3.20

21.34

Net income annualized return on average equity 2.8% 5.8% 10.0% 12.0%
Net operating income annualized return on average equity -2.0% 3.4% 6.0% 10.3%
Year

end equity and book value
Shareholders' equity 9,726.2 9,132.9
Book value per share 243.25 223.85
Growth in bvps adjusted for dividends 11.4% 18.7%
Notes
1/ Refer to the reconciliation of net income to net operating income found later in this release

Everest

Re

Group

President

&

CEO

Juan

C.

Andrade

commented:

“We

are

relentlessly

executing

our
strategies

from

a

position

of

strength

in

this

robust

market

as

evidenced

by

2020

growth

in

gross

written
premiums

of

15%

and

net

written

premiums

of

17%

and

improvement

in

underlying

underwriting
profitability.

Our

attritional

combined

ratio

improved

approximately

one

point

to

87.5%

versus

the

prior
year,

with our

Insurance segment

improving 2.3

points to

94.2%.

Despite the

$511

million Pandemic

loss
provision

and

a

$400

million

prior

accident

year

reserve

strengthening,

we

delivered

$300

million

in
operating

income

and

$514

million

in

net

income

providing

a

return

on

equity

of

5.8%.

Everest’s
investment

income

remained

resilient

at

$642

million

despite

the

Pandemic’s

impact

on

financial

markets
and the sharp decline in interest rates.

Our total shareholders’ equity grew to a record $9.7 billion from $9.1 billion during the year,

representing net book value per share growth

of 11.4% including dividends.

Everest
has a strong capital position bolstered by the $1.0 billion senior notes offering and a leading global franchise
with great momentum entering 2021.”

The

following

information

summarizes

the

Company’s

underwriting

results,

on

a

consolidated

basis

and
also by segment – Reinsurance and Insurance, with selected commentary on results by segment.

Underwriting information - Everest Re Group Q4 Full Year Q4 Full Year Year on year change
All values in USD millions except for percentages 2020 2020 2019 2019 Q4 Full Year
Gross written premium

2,750.5

10,482.4

2,436.3

9,133.4

12.9% 14.8%
Net written premium

2,449.3

9,117.0

2,120.2

7,824.4

15.5% 16.5%
Combined ratio 109.1% 102.9% 101.5% 95.5% 7.6 pts 7.4 pts
Attritional combined ratio 86.3% 87.5% 90.3% 88.4% -4.0 pts -0.9 pts
Pre-tax net catastrophe losses

70.0

425.0

225.0

575.5

Pre-tax net covid losses

76.1

511.1

-

-

Pre-tax net prior year reserve development

400.0

401.4

(19.2)

(93.6)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums

Reinsurance segment
●

The

reinsurance

segment

achieved

strong

growth

with

gross

written

premiums

up

12%

for

the
quarter and 15% for

the year,

driven by new business

opportunities, growth with existing

customers,
and improved rates and terms and conditions.

●

The

combined

ratio

for

the

quarter

and

full

year

2020

reflected

the

impact

of

catastrophe

losses,
Covid-19 pandemic losses, and a reserve adjustment in the amount of $400 million.
●

We

have

a

more

profitable

portfolio

driven

by

the

consistent

execution

of

our

underwriting
initiatives.

Underwriting information - Reinsurance segment Q4 Full Year Q4 Full Year
Year on year change
All values in USD millions except for percentages 2020 2020 2019 2019 Q4 Full Year
Gross written premium

1,878.6

7,281.7

1,677.6

6,355.9

12.0% 14.6%
Net written premium

1,793.5

6,767.6

1,519.3

5,732.3

18.0% 18.1%
Combined ratio 112.4% 103.0% 103.9% 95.4% 8.5 pts 7.6 pts
Attritional combined ratio 83.9% 85.2% 87.4% 85.5% -3.5 pts -0.3 pts
Pre-tax net catastrophe losses

60.0

357.0

225.0

574.8

Pre-tax net covid losses

56.1

407.1

-

-

Pre-tax net prior year reserve development

400.0

396.9

(2.7)

(77.2)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums

Insurance segment
●

The Company’s

insurance segment achieved strong

growth with gross written

premiums up 15% for
the

quarter

and

15%

for

the

year,

driven

primarily

by

new

business

opportunities,

strong

renewal
retention, and

rate improvement.

●

The combined

ratio for

the quarter

and full

year 2020

reflected the

impact of

catastrophe losses

and
Covid-19 pandemic losses.

●

We

achieved

record

renewal

rate

increases

of

+21%

in

the

fourth

quarter

excluding

workers
compensation, and up 14% including workers compensation where we are seeing rates flatten.

Underwriting information - Insurance segment Q4 Full Year Q4 Full Year Year on year change
All values in USD millions except for percentages 2020 2020 2019 2019 Q4 Full Year
Gross written premium

871.9

3,200.6

758.7

2,777.5

14.9% 15.2%
Net written premium

655.8

2,349.4

600.9

2,092.2

9.1% 12.3%
Combined ratio 99.0% 102.6% 95.1% 95.8% 3.9 pts 6.8 pts
Attritional combined ratio 93.8% 94.2% 98.1% 96.5% -4.3 pts -2.3 pts
Pre-tax net catastrophe losses

10.0

68.0

0.0

0.7

Pre-tax net covid losses

20.0

104.0

-

-

Pre-tax net prior year reserve development

-

4.6

(16.4)

(16.4)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums

Investments and capital
●

Net

investment

income

of

$222

million

for

the

quarter

and

$647

million

for

the

year,

including
limited partnership gains of $91 million for the quarter and $113 million for the year
●

Total invested assets and cash of $25.5 billion at December 31, 2020, 23% growth year over year
●

Shareholders’ equity increased to a record $9.7 billion at December 31, 2020
●

Book

value

per

diluted

share

at

December

31,

2020

of

$243.25,

up

11.4%

on

a

dividend

adjusted
basis since year end 2019
●

Common share dividends declared and paid of $1.55 per share, equal to $62 million for the quarter
●

The Company repurchased no common shares in the quarter

This news release contains forward-looking statements within the meaning of the

U.S. federal securities
laws.

We

intend these forward-looking statements to be covered by the safe harbor provisions for forward-
looking statements in the U.S. Federal securities laws.

These statements involve risks and uncertainties that
could cause actual results to differ materially from those contained in forward

-looking statements made on
behalf of the Company.

These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry,

the adequacy of our reserves, our ability to
assess underwriting risk, trends in rates for property and casualty insurance and reinsurance,

competition, investment market and investment income fluctuations, trends in insured and paid losses, catastrophes, pandemic, regulatory and legal uncertainties and other factors described in our latest Annual
Report on Form 10-K.

The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

About Everest Re Group, Ltd.

Everest Re Group, Ltd.

(“Everest”) is a leading

global provider of reinsurance

and insurance, operating for
close

to

50

years

through

subsidiaries

in

the

U.S.,

Europe,

Singapore,

Canada,

Bermuda,

and

other
territories.

Everest offers

property,

casualty,

and specialty

products through

its various

operating affiliates

located in
key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com . All issuing companies may not do business in all jurisdictions.

A conference call discussing the second quarter

results will be held at 8:00 a.m. Eastern Time

on February 9,
2021.

The call

will be

available

on the

Internet

through

the Company’s

web site

at everestre.com/investors.

Recipients are encouraged

to visit the Company’s

web site to view

supplemental

financial information

on the
Company’s results.

The supplemental

information

is located at
www.everestre.com

in the “Investors/Financial
Reports/Quarterly Reports”

section

of

the

website.

The

supplemental financial

information

may

also

be
obtained

by contacting

the Company

directly.

_______________________________________________

The Company

generally uses

after-tax operating

income (loss),

a non-GAAP

financial measure,

to evaluate
its

performance.

After-tax

operating

income

(loss)

consists

of

net

income

(loss)

excluding

after-tax

net
realized

capital

gains

(losses)

and

after-tax

net

foreign

exchange

income

(expense)

as

the

following
reconciliation displays:

Three Months Ended Twelve Months Ended
December 31, December 31,
(Dollars in thousands, except per share amounts) 2020 2019 2020 2019
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Common Common Common Common
Amount Share Amount Share Amount Share Amount Share
Net income (loss) $63,601 $1.59 $217,644 $5.32 $514,151 $12.78 $1,009,461 $24.70
After-tax net realized capital gains (losses) 149,950 3.74 61,052 1.49 217,017 - 5.39 150,808 3.69
After-tax net foreign exchange income (expense) (42,165) (1.05) 25,763 0.63 (2,932) (0.07) (13,767) (0.34)
After-tax operating income (loss) $(44,184) $(1.12) $130,828 $3.20 $300,066 $7.46 $872,420 $21.34
(Some amounts may not reconcile due to rounding.)

Although net

realized capital

gains (losses)

and net

foreign exchange

income (expense)

are an

integral part
of the

Company’s

insurance operations,

the determination

of net

realized capital

gains (losses)

and foreign
exchange

income (expense)

is independent

of the

insurance underwriting

process.

The Company

believes
that

the

level

of

net

realized

capital

gains

(losses)

and

net

foreign

exchange

income

(expense)

for

any
particular

period

is

not

indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing only

a GAAP

presentation of

net income

(loss) makes

it more

difficult for

users of

the financial
information to

evaluate the

Company’s

success or

failure in

its basic

business and

may lead

to incorrect

or
misleading assumptions and conclusions.

The Company understands that the equity analysts who follow the
Company focus

on after-tax

operating income

(loss) in

their analyses

for the

reasons discussed

above.

The
Company

provides

after-tax

operating

income

(loss)

to

investors

so

that

they

have

what

management
believes to be a useful supplement to GAAP information concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP,

LTD.
CONSOLIDATED

STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Twelve Months Ended

December 31, December 31,
(Dollars in thousands, except per share amounts) 2020 2019 2020 2019
(unaudited) (unaudited)
REVENUES:
Premiums earned

$2,396,483 $1,948,071 $8,681,513 $7,403,686
Net investment income 222,349 146,077 642,465 647,139
Net realized capital gains (losses):
Credit allowances on fixed maturity securities 17,896
-
(1,745) -
Other-than-temporary impairments on fixed maturity securities (5,495) - (20,899)
Other net realized capital gains (losses) 165,490 80,938 269,394 205,903
Total net realized capital gains (losses) 183,386 75,443 267,649 185,004
Other income (expense) (40,819) 44,495 6,487 (4,660)
Total revenues 2,761,399 2,214,086 9,598,114 8,231,169
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

1,976,771 1,407,794 6,550,837 4,922,898
Commission, brokerage, taxes and fees 513,080 450,226 1,873,250 1,703,726
Other underwriting expenses

125,372 118,923 511,237 440,899
Corporate expenses 11,934 10,344 41,118 32,966
Interest, fees and bond issue cost amortization expense 14,847 7,721 36,323 31,693
Total claims and expenses 2,642,004 1,995,008 9,012,765 7,132,182
INCOME (LOSS) BEFORE TAXES 119,395 219,078 585,349 1,098,987
Income tax expense (benefit) 55,794 1,434 71,198 89,526
NET INCOME (LOSS) $63,601 $217,644 $514,151 $1,009,461
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period
87,375 (28,159) 423,210 496,430
Reclassification adjustment for realized losses (gains) included in net income (loss)
(16,165) (8,393) (3,476) (12,613)
Total URA(D) on securities arising during

the period
71,210 (36,552) 419,734 483,817
Foreign currency translation adjustments 55,937 29,235 86,327 14,030
Benefit plan actuarial net gain (loss) for the period (5,615) (12,591) (5,615) (12,591)
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)
1,768 1,788 6,300 5,453
Total benefit plan net gain (loss) for the period (3,847) (10,803) 685 (7,138)
Total other comprehensive income (loss), net of tax 123,300 (18,120) 506,746 490,709
COMPREHENSIVE INCOME (LOSS) $186,901 $199,524 $1,020,897 $1,500,170
EARNINGS PER COMMON SHARE:
Basic $1.59 $5.34 $12.81 $24.77
Diluted 1.59 5.32 12.78 24.70

EVEREST RE GROUP,

LTD.
CONSOLIDATED

BALANCE SHEETS
December 31,
(Dollars and share amounts in thousands, except par value per share)
2020

2019

(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value $20,040,173 $16,824,944
(amortized cost: 2020, $19,225,068; 2019, $16,473,491, credit allowances: 2020,
($1,745); 2019, $0)
Fixed maturities - available for sale, at fair value - 5,826
Equity securities, at fair value 1,472,236 931,457
Short-term investments (cost: 2020, $1,135,088; 2019, $414,639) 1,134,950 414,706
Other invested assets (cost: 2020, $2,012,581; 2019, $1,763,531) 2,012,581 1,763,531
Cash 801,651 808,036
Total investments and cash 25,461,591 20,748,500
Accrued investment income 141,304 116,804
Premiums receivable 2,680,562 2,259,088
Reinsurance receivables

1,994,555 1,763,471
Funds held by reinsureds 716,655 489,901
Deferred acquisition costs 622,053 581,863
Prepaid reinsurance premiums 412,015 445,716
Income taxes 17,253 305,711
Other assets 742,369 612,997
TOTAL ASSETS $32,788,357 $27,324,051
LIABILITIES:
Reserve for losses and loss adjustment expenses 16,398,997 13,611,313
Future policy benefit reserve 37,723 42,592
Unearned premium reserve 3,501,359 3,056,735
Funds held under reinsurance treaties 15,807 10,668
Other net payable to reinsurers 294,347 291,660
Losses in course of payment 127,971 51,950
Senior notes due 6/1/2044 397,194 397,074
Senior notes due 10/1/2050 979,524 -
Long term notes due 5/1/2067 223,674 236,758
Borrowings from FHLB 310,000 -
Accrued interest on debt and borrowings 10,460 2,878
Unsettled securities payable 206,693 30,650
Other liabilities 558,432 458,848
Total liabilities 23,062,181 18,191,126
SHAREHOLDERS' EQUITY:
Common shares, par value: $0.01; 200,000 shares authorized; (2020) 69,620 and (2019) 69,464 outstanding before treasury shares 696 694
Additional paid-in capital 2,245,301 2,219,660
Accumulated other comprehensive income (loss), net of deferred income tax expense
'(benefit) of $80,451 at 2020 and $30,996 at 2019
534,899 28,152
Treasury shares, at cost; 29,636 shares (2020) and 28,665 shares (2019) (3,622,172) (3,422,152)
Retained earnings 10,567,452 10,306,571
Total shareholders' equity

9,726,176 9,132,925
TOTAL LIABILITIES AND SHAREHOLDERS'

EQUITY
$32,788,357 $27,324,051

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Twelve Months Ended

December 31,
(Dollars in thousands) 2020 2019
(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) $514,151 $1,009,461
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable (387,123) (62,018)
Decrease (increase) in funds held by reinsureds, net (219,321) (56,722)
Decrease (increase) in reinsurance receivables (150,753) 67,444
Decrease (increase) in income taxes 239,883 237,479
Decrease (increase) in prepaid reinsurance premiums 55,334 (95,207)
Increase (decrease) in reserve for losses and loss adjustment expenses 2,627,813 402,380
Increase (decrease) in future policy benefit reserve (4,869) (4,186)
Increase (decrease) in unearned premiums 404,049 521,709
Increase (decrease) in other net payable to reinsurers (24,163) 66,477
Increase (decrease) in losses in course of payment 74,759 (33,557)
Change in equity adjustments in limited partnerships (103,772) (108,332)
Distribution of limited partnership income 122,326 81,300
Change in other assets and liabilities, net (95,968) (54,176)
Non-cash compensation expense

39,209 34,018
Amortization of bond premium (accrual of bond discount) 49,673 30,936
Net realized capital (gains) losses

(267,649) (185,004)
Net cash provided by (used in) operating activities 2,873,579 1,852,002
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value 2,586,405 2,302,299
Proceeds from fixed maturities sold - available for sale, at market value 1,945,867 3,280,237
Proceeds from fixed maturities sold - available for sale, at fair value 4,907 2,917
Proceeds from equity securities sold, at fair value 376,347 283,965
Distributions from other invested assets 309,912 284,558
Cost of fixed maturities acquired - available for sale, at market value (7,189,301) (6,613,917)
Cost of fixed maturities acquired - available for sale, at fair value - (4,243)
Cost of equity securities acquired, at fair value (637,082) (329,417)
Cost of other invested assets acquired (557,473) (425,438)
Net change in short-term investments (717,527) (167,290)
Net change in unsettled securities transactions 194,574 (26,163)
Net cash provided by (used in) investing activities (3,683,371) (1,412,492)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based compensation, net of expense (13,566) (3,134)
Purchase of treasury shares (200,020) (24,604)
Dividends paid to shareholders (249,056) (234,322)
Proceeds from issuance of senior notes 979,417 -
Cost of debt repurchase (10,647) -
FHLB advances (repayments) 310,000 -
Cost of shares withheld on settlements of share-based compensation awards (15,908) (13,627)
Net cash provided by (used in) financing activities 800,220 (275,687)
EFFECT OF EXCHANGE RATE CHANGES ON CASH 3,187 (11,882)
Net increase (decrease) in cash (6,385) 151,941
Cash, beginning of period 808,036 656,095
Cash, end of period $801,651 $808,036
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered) $(169,748) $(148,585)
Interest paid

33,570 31,689